EXHIBIT 99.3

DIODES INCORPORATED (“DIODES”)

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On November 24, 2015 Diodes Incorporated (“Diodes”, the “Company”, “we” or “our”) completed the acquisition (the “Acquisition”) of Pericom Semiconductor Corporation (“Pericom”) pursuant to an Agreement and Plan of Merger dated as of September 2, 2015, as amended by Amendment No. 1 dated as of November 6, 2015, by and among Diodes, PSI Merger Sub Inc., a California corporation and an indirect wholly owned subsidiary of Diodes (“Merger Sub”) and the Company (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Diodes. The following unaudited pro forma condensed combined financial statements are based upon the historical condensed consolidated financial statements and notes thereto of Diodes (as adjusted for the Pericom acquisition).

The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Pericom acquisition as if it had been completed on September 30, 2015 and combines Diodes’ September 30, 2015 unaudited consolidated balance sheet with Pericom’s unaudited consolidated balance sheet as of September 26, 2015. The unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2014, gives pro forma effect to the transactions as if they had been completed on January 1, 2014 and combines Diodes’ audited consolidated statement of operations for the year ended December 31, 2014 and Pericom’s unaudited consolidated statement of operations for the twelve months ended December 27, 2014. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2015, gives pro forma effect to the transactions as if they had been completed on January 1, 2014 and combines Diodes’ unaudited condensed consolidated statement of operations for the nine months ended September 30, 2015 and Pericom’s unaudited condensed consolidated statement of operations for the nine months ended September 26, 2015.

The unaudited pro forma financial information is presented for informational purposes only. The historical condensed combined financial information has been adjusted to give effect to pro forma events that are: 1) directly attributable to the Acquisition; 2) factually supportable; and 3) with respect to the statement of income, expected to have a continuing impact on the combined results. It does not purport to indicate the results that would have actually been attained had the Acquisition occurred on the assumed dates or for the periods presented, or which may be realized in the future. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. A final determination of fair values relating to the Acquisition may differ materially from the preliminary estimates and will include management’s final valuation of the fair value of assets acquired and liabilities assumed. This final valuation will be based on the actual net assets of Pericom that existed as of the date of the completion of the Acquisition. Any adjustments to the preliminary estimated fair value amounts could have a significant impact on the unaudited pro forma condensed combined financial information contained herein, and our future results of operations and financial position.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes contained in the annual, quarterly and other reports filed by Diodes with the United States Securities and Exchange Commission (“SEC”) and with Pericom’s historical consolidated financial statements and related notes contained in the annual, quarterly and other reports Pericom had previously filed with the SEC.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2015

	Diodes September 30, 2015	Pericom September 26, 2015	Total Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$188,755	$41,544	$(15,524	)(10)	$214,775
Short-term investments	24,586	78,958	—		103,544
Accounts receivable, net	202,467	26,756	—		229,223
Other receivables	—	2,727	—		2,727
Inventories	197,698	15,183	7,317	(3)	220,198
Deferred income taxes, current	11,193	3,387	—		14,580
Prepaid expenses and other	38,389	311	112	(9)	38,812

Total current assets	663,088	168,866	(8,095)		823,859

Property, plant and equipment, net	371,036	55,947	23,777	(3)	450,760
Deferred income tax, non-current	32,259	2,594	7,107	(7)	41,960
Goodwill	79,389	—	64,427	(1)	143,816
Intangible assets, net	42,841	3,234	153,466	(3)	199,541
Investments in unconsolidated subsidiaries	—	2,289	—		2,289
Other	24,580	7,739	6,054	(3)	38,373

Total assets	$1,213,193	$240,669	$246,736		$1,700,598

Liabilities
Current liabilities:
Lines of credit and short-term debt	$261	$—	$10,000	(4)	$10,261
Accounts payable	86,388	10,763	418	(8)	97,569
Accrued liabilities	91,868	7,935	4,320	(5)	104,123
Income tax payable	9,106	2,207	—		11,313

Total current liabilities	187,623	20,905	14,738		223,266

Long-term debt, net of current portion	93,510	—	381,123	(4)	474,633
Industrial development subsidy	—	5,010	—		5,010
Deferred tax liabilities	—	4,756	38,298	(7)	43,054
Noncurrent tax liabilities	—	1,424	—		1,424
Other long-term liabilities	74,591	426	6,060	(6)	81,077

Total liabilities	355,724	32,521	440,219		828,464

Stockholders’ equity
Preferred stock	—	—			—
Common stock	32,394	87,206	(87,206	)(2)	32,394
Additional paid-in capital	335,835	22,249	(7,252	)(2)	350,832
Retained earnings	519,053	94,574	(94,906	)(2)	518,721
Accumulated other comprehensive loss	(77,564)	4,119	(4,119	)(2)	(77,564)

Total stockholders’ equity	809,718	208,148	(193,483)		824,383
Noncontrolling interest	47,751	—	—		47,751

Total equity	857,469	208,148	(193,483)		872,134

Total liabilities and stockholders’ equity	$1,213,193	$240,669	$246,736		$1,700,598

Unaudited Pro Forma Condensed Combined Balance Sheet

Explanations

1. Calculation of goodwill
Calculation paid:
Cash consideration for shares outstanding		$391,123
Cash consideration for vested stock awards including taxes of $88.		7,371
Value of Diodes stock to be issued in exchange of vested Pericom employee stock awards.		14,997
Change-in-control payments to be made, including taxes of $99.		4,320

Total consideration		417,811
Transaction costs incurred by Pericom		8,127

Total consideration including transaction costs incurred by Pericom		425,938
Historical book value of Pericom net assets		208,148
Adjustments of acquired Pericom assets and liabilities to fair value:
Inventory acquired (See note 3 below)		7,317
Depreciable property, plant and equipment acquired (See note 3 below)	15,583
Land	8,194

Total property, plant and equipment		23,777
Land use rights classified as other assets		7,277
Intangible assets acquired (See note 3 below)		153,466
Cost based investments held by Pericom (See note 3 below)		(1,223)
Contingent liabilities		(6,060)
Deferred taxes, net (long-term asset - $7,107; long-term liability - $38,298)		(31,191)

Adjusted book value of Pericom’s net assets		361,511

Goodwill		$64,427

2. Change in capital accounts:
Eliminate Pericom historical capital accounts
Common stock	$(87,206)
Additional paid-in capital	(22,249)
Retained earnings	(94,574)
Accumulated other comprehensive loss	(4,119)

Total Pericom historical capital accounts eliminated		$(208,148)

At the time of the transaction all unvested Pericom equity awards became fully vested as a result of the change in control provisions of the equity awards. In accordance with the merger agreement, all equity awards converted to fully vested Diodes restricted stock units, and the fair value of these equity awards, approximately $15 million, is a component of purchase accounting. While the equity awards are vested, meaning no additional performance is required, the shares will be released to the employee under the original Pericom vesting schedule, unless the employee leaves the company, then the all remaining owed shares will be issued. This exchange will result in approximately 724 thousand Diodes shares being issued.

		14,997
The number of share issues is based on the following exchange rate:
.83 Diodes restricted stock award for each vested Pericom restricted stock award and performance based unit
.45 Diodes restricted stock award for each vested Pericom stock option
Non recurring costs expensed after September 30, 2015. This includes costs, for attorney’s, tax, advice, printing, and other outside consultants and services provided.		(332)

Total		$(193,483)

3. To reflect the fair value of inventory, property, plant and equipment, land use rights, cost based investments and intangible assets acquired:
Inventory acquired (integrated circuits and frequency control products)		7,317
Depreciable property, plant and equipment acquired (personal property, real property; average weighted life 32 years	15,583
Land	8,194

Total Property, plant and equipment		23,777
Land use rights (Other assets)		7,277
Intangible assets acquired (order backlog, customer relationships, developed technology, in-process technology, trade name; average weighted life 11.6 years.)		153,466
Cost based investments held by Pericom (Other assets)		(1,223)

Total		$23,777

Unaudited Pro Forma Condensed Combined Balance Sheet

Explanations (continued)

4.	Incremental debt incurred to affect the transaction.
	Lines of credit and short-term debt	10,000
	Long-term debt, net of current portion	381,123

	Total		$391,123

The incremental debt was funded under an amendment to our existing credit facility (the “Amendment”). The Amendment increases the Company’s existing senior credit facilities to a $400 million revolving senior credit facility (the “Revolver”), which includes a $10 million swing line sublimit, a $10 million letter of credit sublimit, and a $20 million alternative currency sublimit, and a $100 million term loan facility (the “Term Loan Facility”). The interest rate is subject to change based on Diodes consolidated leverage ratio. A 1/8 percent increase in the rate of the initial debt level of $391 million would increase Diodes annual interest expense approximately $500,000, on a pretax basis.

5.	Amounts due under change in control agreements.		$4,320
6.	Adjust for liabilities assumed in the transaction for uncertain tax positions and potential legal exposure.		$6,060
7.	Deferred taxes, net (long-term asset—$7,107; long-term liability—$38,288)		$31,191
8.	Transaction costs expensed but not paid after September 30, 2015. This includes costs, for attorney’s, tax, advice, printing, and other outside consultants and services provided.		$418
9.	Debt issuance costs incurred after September 30, 2015, for incremental borrowings.		$112
10.	Cash used and borrowed to affect transaction:
	Debt incurred		$391,123
	Cash paid for shares outstanding		(391,123)
	Cash consideration for vested stock awards including taxes of $88.		(7,371)
	Cash paid by Diodes after September 30, 2015, for debt issuance costs		(43)
	Cash paid after September 30, 2015, for transaction costs		(8,110)

	Change in cash		$(15,524)

	Unaudited Pro Forma Condensed Combined Statement of Operations
	Nine Months Ended
	Diodes	Pericom *	Pro Forma		Pro Forma
	September 30, 2015	September 26, 2015	Adjustments		Consolidated
Net sales	$634,522	$93,891	$—		$728,413
Cost of goods sold	439,536	50,644	—		490,180

Gross profit	194,986	43,247	—		238,233
Operating expenses
Selling, general and administrative	98,282	24,082	(2,192	)(1)(4)	120,172
Research and development	40,644	13,327	—		53,971
Amortization of acquisition related intangible assets	5,630	—	9,007	(2)	14,637
Loss (gain) on fixed assets	1,556	—	—		1,556

Total operating expenses	146,112	37,409	6,815		190,336
Income from operations	48,874	5,838	(6,815)		47,897
Other income (expense)	(1,426)	4,487	(8,967	)(3)	(5,906)
Income before income taxes and noncontrolling interest	47,448	10,325	(15,782)		41,991
Income tax provision	16,179	1,177	(3,729	)(5)	13,627
Equity in net income of unconsolidated affiliates	—	88	—		88

Net income	31,269	9,236	(12,053)		28,452
Less net income attributable to noncontrolling interest	2,222	—	(856)		1,366

Net income attributable to common stockholders	$29,047	$9,236	$(11,197)		$27,086

Earnings per share attributable to common stockholders:
Basic	$0.60				$0.55

Diluted	$0.59				$0.54

Number of shares used in earnings per share computation:
Basic	48,144		724	(6)	48,868

Diluted	49,351		724	(6)	50,075

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2015

Explanations

1.

Incremental depreciation expense and amortization related to fair value adjustments to the acquired property, plant and equipment and land use rights. The estimated depreciable life of this incremental property, plant and equipment and land use rights is approximately 28 years and based on straight line attribution method.

2.

Incremental amortization expense related to the fair value adjustment of the acquired intangible assets. The incremental intangible assets will be amortized over the weighted average useful lives of approximately 11.6 years.

3.	Interest expense computed at 3%, the current rate in effect, and amortization of debt issuance costs on the incremental borrowing to affect the transaction.

4.	Reverse nonrecurring transaction costs, $2,812. Includes costs for attorney’s, tax advice and other consultants.

5.	Tax benefit of related to the expenses directly related to the transaction resulting in an effective tax rate on the adjustments of 21%.

	Tax benefit of incremental expenses and reversal of tax benefit on transaction costs at 34%.	(2,093)

	Reversal of deferred taxes on fair value adjustments at 17%. Rate is based on original rate used to record deferred tax at the acquisition date.	(1,637)

	Total	(3,729)

6.	Diodes shares to be issued for replacement of Pericom equity awards.

*	Information for the nine months ended September 26, 2015 for Pericom was derived from Pericom’s previous filings with the Securities and Exchange Commission.

	The Company has not included incremental transaction costs of approximately $8 million due to those costs being nonrecurring.

	Unaudited Pro Forma Condensed Combined Statement of Operations
	Twelve Months Ended
	Diodes December 31, 2014	Pericom * December 27, 2014	Pro Forma Adjustments		Pro Forma Consolidated
Net sales	$890,651	$129,934	$—		$1,020,585
Cost of goods sold	613,372	74,969	—		688,341

Gross profit	277,279	54,965	—		332,244
Operating expenses
Selling, general and administrative	133,701	29,498	827	(1)	164,026
Research and development	52,136	18,454	—		70,590
Amortization of acquisition related intangible assets	7,914	991	12,010	(2)	20,915
Loss (gain) on fixed assets	(983)	—	—		(983)

Total operating expenses	192,768	48,943	12,837		254,548

Income from operations	84,511	6,022	(12,837)		77,696
Other income (expenses)
Interest income	1,470	2,733	—		4,203
Interest expense	(4,332)	—	(12,312	)(3)	(16,644)
Gain on securities carried at fair value	1,364	56	—		1,420
Other	2,979	1,678	—		4,657

Total other income (expense)	1,481	4,467	(12,312)		(6,364)

Income before income taxes and noncontrolling interest	85,992	10,489	(25,149)		71,332
Income tax provision	20,359	1,993	(5,137	)(4)	17,215
Equity in net income of unconsolidated affiliates	—	176	—		176

Net income	65,633	8,672	(20,012)		54,293
Less net income attributable to noncontrolling interest	1,955	—	(596)		1,359

Net income attributable to common stockholders	$63,678	$8,672	$(19,416)		$52,934

Earnings per share attributable to common stockholders:
Basic	$1.35				$1.10

Diluted	$1.31				$1.07

Number of shares used in earnings per share computation:					—
Basic	47,184		724	(5)	47,908

Diluted	48,594		724	(5)	49,318

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Twelve Months Ended December 31, 2014

Explanations

1.

Incremental depreciation expense and amortization related to fair value adjustments to the acquired property, plant and equipment and land use rights. The estimated depreciable life of this incremental property, plant and equipment and land use rights is approximately 28 years and based on straight line attribution method.

2.

Incremental amortization expense related to the fair value adjustment of the acquired intangible assets. The incremental intangible assets will be amortized over the weighted average useful lives of approximately 11.6 years.

3.	Interest expense computed at 3%, the current rate in effect, and amortization of debt issuance costs on the incremental borrowing to affect the transaction.

4.	Tax benefit of related to the expenses directly related to the transaction resulting in an effective tax rate on the adjustments of 19%.

	Tax benefit of incremental expenses and reversal of tax benefit on transaction costs at 24%.	(2,955)

	Reversal of deferred taxes on fair value adjustments at 17%. Rate is based on original rate used to record deferred tax at the acquisition date.	(2,182)

	Total	(5,137)

5.	Diodes shares to be issued for replacement of Pericom equity awards.

*	Information for the twelve months ended December 27, 2014 for Pericom was derived from Pericom’s previous filings with the Securities and Exchange Commission.
	The Company has not included incremental transaction costs of approximately $8 million due to those costs being nonrecurring.